SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2019

AmeriCredit Automobile Receivables Trust 2019-3

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-228632-03	84-6586170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2019-3 (the “Issuing Entity”), to issue $158,000,000 Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $200,940,000 Class A-2-A Asset Backed Notes (the “Class A-2-A Notes”), $50,000,000 Class A-2-B Asset Backed Notes (the “Class A-2-B Notes”), $172,610,000 Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $63,120,000 Class B Asset Backed Notes (the “Class B Notes”), $78,350,000 Class C Asset Backed Notes (the “Class C Notes”), $77,040,000 Class D Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $20,460,000 Class E Asset Backed Notes (the “Class E Notes”), and an Asset Backed Certificate (the “Certificate”), on September 18, 2019 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes will be sold to Citigroup Global Markets Inc. (“Citigroup”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), Mizuho Securities USA LLC (“Mizuho Securities”) and NatWest Markets Securities Inc. (“NatWest Markets” and collectively with Citigroup, Deutsche Bank Securities and Mizuho Securities, the “Representatives”), Barclays Capital Inc. (“Barclays”), Morgan Stanley & Co. LLC (“Morgan Stanley”) MUFG Securities Americas Inc. (“MUFG”), and RBC Capital Markets, LLC (“RBC Capital Markets” and collectively with the Representatives, Barclays, Morgan Stanley and MUFG, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of September 10, 2019 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of July 30, 2019, as amended and restated as of September 18, 2019 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of September 18, 2019 (the “Indenture”), between the Issuing Entity and Citibank, N.A. (“Citibank”), as Trustee and Trust Collateral Agent.

AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of September 18, 2019 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of September 18, 2019 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Citibank, as Trust Collateral Agent.

AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement.

The Issuing Entity has engaged Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of September 18, 2019 (the “Asset Representations Review Agreement”), among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer has agreed to perform reviews of certain Receivables for compliance with the representations and warranties made by AmeriCredit and AFS SenSub about the Receivables.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1         Underwriting Agreement, dated as of September  10, 2019, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives (see Exhibit 1.1 to Form 8-K filed on September 12, 2019, in connection with Registration Statement Nos. 333-228632 and 333-228632-03, which is incorporated by reference herein).

4.1        Indenture, dated as of September  18, 2019, between the Issuing Entity and Citibank, as Trustee and Trust Collateral Agent.

4.2         Amended and Restated Trust Agreement, dated as of September 18, 2019, between AFS SenSub and WTC, as Owner Trustee.

4.3         Sale and Servicing Agreement, dated as of September 18, 2019, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Citibank, as Trust Collateral Agent.

5.1         Opinion of Katten Muchin Rosenman LLP with respect to validity (see Exhibit 5.1 to Form 8-K filed on September 18, 2019, in connection with Registration Statement Nos. 333-228632 and 333-228632-03, which is incorporated by reference herein).

8.1         Opinion of Katten Muchin Rosenman LLP with respect to tax matters (see Exhibit 8.1 to Form 8-K filed on September 18, 2019, in connection with Registration Statement Nos. 333-228632 and 333-228632-03, which is incorporated by reference herein).

10.1       Purchase Agreement, dated as of September 18, 2019, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.6       Asset Representations Review Agreement, dated September 18, 2019, among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7       Second Amended and Restated Servicing Agreement, dated as of January  1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 10.3 to Form SF-3 filed on November 30, 2018, in connection with Registration Statement No. 333-228632, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2019-3

By: AmeriCredit Financial Services, Inc., as Servicer

By: /s/ Frank E. Brown III
Name: Frank E. Brown III
Title: Senior Vice President, Corporate Counsel and Secretary

Dated: September 23, 2019